UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Dallas St., Suite 1250

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ⌧ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Epsilon held its 2023 Annual General and Special Meeting of shareholders on August 17, 2023. Of the 22,689,843 shares of the Company’s common shares issued and outstanding as of the record date and entitled to vote at the 2023 Meeting, 15,465,436 shares, or approximately 68%, were represented at the meeting in person or by proxy, constituting a quorum. At the 2023 Meeting, the Company’s shareholders were requested to (1) set the number of directors to be elected at the 2023 Meeting at six; (2) elect six directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2024 Annual General Meeting of shareholders; (3) re-appoint BDO USA, LLP as auditors of the Company for the ensuing year; (4) have a non-binding advisory vote on the compensation paid to the Company’s named executive officers during 2022; and (5) vote on the frequency of the non-binding advisory vote on compensation.

Proposal 1:The Company’s shareholders voted to set the number of directors to be elected at the meeting at six. The voting results were as follows:

Votes For	Votes Against	Broker Non-Votes
15,375,295	90,140	1

Proposal 2:Each of the director nominees up for election were elected for a term of office expiring at the Company’s 2024 Annual General Meeting of shareholders. Votes regarding the election of these directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Lovoi	12,563,330	919,142	1,982,964
Jason Stankowski	13,406,921	75,551	1,982,964
David Winn	13,128,658	353,814	1,982,964
Tracy Stephens	12,499,902	982,570	1,982,964
Jason Stabell	13,360,864	121,608	1,982,964
Nicola Maddox	13,421,770	60,702	1,982,964

Proposal 3:The Company’s shareholders approved the appointment of BDO USA, LLP as auditors for the Company for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Withheld	Broker Non-Votes
14,267,099	1,198,355	2

Proposal 4:The Company’s shareholders approved the compensation paid to the Company’s named executive officers during 2022. The voting results were as follows:

Votes For	Votes Withheld	Broker Non-Votes
13,280,745	201,725	1,982,966

Proposal 5:The Company’s shareholders approved a ONE YEAR voting frequency of the non-binding advisory vote on executive compensation. The voting results were as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
12,877,555	4,829	9,365	1,982,965

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: August 17, 2023	By:	/s/ J. Andrew Williamson
J. Andrew Williamson
Chief Financial Officer

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